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                                                   As filed pursuant to Rule 497
                                                Under the Securities Act of 1933
                                                     Registration No. 333-102137
                                                                       811-08810



                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          FS VARIABLE SEPARATE ACCOUNT

                                SUPPLEMENT TO THE
                   POLARIS CHOICE VARIABLE ANNUITY PROSPECTUS
                               (F-3795-PRO (5/05))
                                DATED MAY 2, 2005


The following language shall be added to the Fixed Account Options section on page 9 of the prospectus:

If at the time you purchase your contract, we are offering Fixed Accounts with a longer duration than one year, a market value adjustment ("MVA") may apply if you withdraw your money prior to the end of the Fixed Account. THE MARKET VALUE ADJUSTMENT APPENDIX SHOWS HOW WE CALCULATE AND APPLY THE MVA.

If you take money out of any available multi-year Fixed Account, before the end of the guarantee period, we make an adjustment to your contract. We refer to this adjustment as a MVA. The MVA does not apply to any available one year fixed account. The MVA reflects any difference in the interest rate environment between the time you place your money in the Fixed Account and the time when you withdraw or transfer that money. This adjustment can increase or decrease your contract value. However, the MVA will never result in your earning less that than the minimum annual guaranteed interest rate as specified in your contract, on Purchase Payments minus withdrawals, made prior to May 2, 2005, in to a particular multi-year Fixed Account and/or Purchase Payments less withdrawals made into any available multi-year fixed account on or after May 2, 2005. Thus, application of the MVA will not result in a loss of principal. Generally, if interest rates drop between the time you put your money into a Fixed Account and the time you take it out, we credit a positive adjustment to your contract. Conversely, if interest rates increase during the same period, we post a negative adjustment to your contract. You have 30 days after the end of each guarantee period to reallocate your funds without incurring any MVA. The MVA is applicable to both partial and full withdrawals of contract value.



Dated: May 2, 2005






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               Please keep this Supplement with your prospectus.